UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CHARMING SHOPPES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 16, 2011

CHARMING SHOPPES, INC.

Meeting Information

Meeting Type: Annual Meeting

For holders as of: April 18, 2011

Date: June 16, 2011 Time: 10:00 AM EST

Location: Charming Shoppes, Inc.

450 Winks Lane Bensalem, PA 19020

Directions - IR@charming.com

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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BROKER

LOGO

HERE

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51 MERCEDES WAY

EDGEWOOD NY 11717

Investor Address Line 1

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Investor Address Line 4

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John Sample

1234 ANYWHERE STREET

ANY CITY, ON A1A 1A1

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report on Form 10-K 2. Notice & Proxy Statement 3. Voting Q&A

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 02, 2011 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

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Voting items

The Board of Directors recommends that you

vote FOR the following:

1. Election of Directors

Nominees

01 Arnaud Ajdler 02 Michael C. Appel 03 Richard W. Bennet, III 04 Michael J. Blitzer 05 Michael Goldstein

06 Katherine M. Hudson 07 Bruce J. Klatsky 08 Paula A. Price 09 Anthony M. Romano 10 Alan Rosskamm

The Board of Directors recommends you vote FOR the following proposal(s):

2 Advisory vote to approve executive compensation.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

3 Advisory vote on the frequency of future advisory votes on executive compensation.

The Board of Directors recommends you vote FOR the following proposal(s):

4 Ratification of the appointment of Ernst & Young LLP as independent auditors of Charming Shoppes, Inc. for fiscal 2011.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS

AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

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Questions & Answers

Why am I receiving this Notice of Internet Availability?

What is the easiest way to vote my shares?

Why did I receive this Notice of Internet Availability (Notice) and not the printed proxy materials?

In 2007, the SEC adopted new Notice and Access Rules. Companies are now permitted to send the enclosed Notice instead of a full printed set of proxy materials. The Notice gives you instructions on how to view our proxy materials and vote online or how to receive a full set of printed materials by mail.

There are several advantages to sending a Notice instead of a full set of materials:

•	Increases shareholder value and lowers printing and mailing costs.

•	Reduces environmental impact—saves trees and reduces fossil fuel consumption.

•	Allows faster notification of how to access materials in an easily searchable format.

How do I view the proxy materials online?

Go to www.ProxyVote.com and follow the instructions to view the materials. It is necessary to provide the information printed in the box marked by the arrow g located on the Notice.

What if I still prefer to receive a paper or e-mail copy of the proxy materials?

You can easily request a paper or e-mail copy at no cost. You will need the information on the Notice that is printed in the box on the notice marked by the arrow g and select from one of the three options below:

•	By INTERNET at www.ProxyVote.com;

•	By TELEPHONE, toll-free at 800-579-1639; or

•	By sending an E-MAIL to sendmaterial@proxyvote.com; simply enter the information in the box from the Notice in the subject line. No other information is necessary.

Can I request to receive my materials by paper or e-mail rather than receive a Notice in the future?

You may request to receive proxy materials for all future meetings either by e-mail or in paper form by mail. To request future e-mail or paper copies, dial 800-579-1639 and follow the instructions, or go to www.ProxyVote.com or www.investordelivery.com and follow the electronic delivery enrollment instructions.

How can I vote my shares?

•	You may vote your shares via the INTERNET at www.ProxyVote.com.

•

It is necessary to provide the information printed in the box marked by the arrow g located on the Notice. You are encouraged to read all of the proxy materials before voting your shares as they contain important information necessary to make an informed voting decision.

•	You may vote your shares BY MAIL by requesting a paper copy of the proxy materials which includes a proxy card or voting instruction form.

•

You may vote your shares BY PHONE by requesting a paper copy of the proxy materials or by viewing the proxy materials at www.ProxyVote.com at which time a toll-free number will be provided. You will need a touch tone telephone to vote by phone.

•	You may also vote your shares IN PERSON at the meeting. Please refer to the proxy statement for specific instructions.

You MAY NOT use your Notice to vote your shares, it is NOT a form for voting. If you send the Notice back your vote will not count.

For more information please visit, www.sec.gov/spotlight/proxymatters/e-proxy.shtml